1 NOBEL LEARNING COMMUNITIES, INC. June 2008 Exhibit 99.1

NOBEL LEARNING COMMUNITIES, INC.
The following presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995,
about such things as the Company’s business, projected revenues, expenditures and operating and capital requirements. Statements that are not historical facts are forward-looking statements, and are subject to certain risks, uncertainties and assumptions, such as factors that could cause actual results to vary materially. Among the factors that could impact our ability to achieve our stated goals are competitive conditions in the pre-elementary and elementary school education and services industry, including advertising and tuition price sensitivity; various factors affecting occupancy levels, including, but not limited to, the reduction in or changes to the general labor force that would reduce the need or demand for private schools; the establishment of governmentally mandated universal pre-K programs that do not allow for participation by for-profit operators; our inability to successfully defend against or counter negative publicity associated with claims involving alleged incidents at our schools; and the acceptance of our newly developed schools and businesses and performance of recently acquired businesses. Forward-
looking statements should not be relied upon except as statements of our present intentions and expectations that may or may not occur.

NLCI BUSINESS SUMMARY
• Premier operator in the for-profit private preschool,
elementary/middle school and specialty school market
– Largest K-8 and # 4 preschool operator
– Predominantly private pay
• Education market expected to grow at 6.4% per year
– Fragmented: provides rollup growth opportunity
– Tuition increases of 3% to 5% per year
• Excellent target market characteristics:
– Dual income, high HH income families; professional and
technical employment
– Existing portfolio in high growth markets
• 3 year Net Income CAGR of > 30%

NOBEL LEARNING COMMUNITIES INC.

Preschool

Elementary

Middle

Camp &
Enrichment
Programs

NLCI BUSINESS MODEL PRINCIPLES
• Focus on three growing trends faced by families
– Dual income and single parent households
– Frustration with public schools
– Assure child’s success in the “21
st
Century Economy”
• Curriculum-based with standardized testing providing
excellent value for educational outcomes
• “Cluster” School Model
– Feeder preschools support K-8 occupancy
– Operating and marketing economies
• Programs to meet family after school, summer needs

NOBEL LEARNING COMMUNITIES, INC.

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5 Our preschool curriculum connects parents to what their child is learning in our schools

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NOBEL LEARNING COMMUNITIES
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Nobel Learning Communities is committed to providing a quality educational program that allows our students to be successful in our increasingly global society. Our Conservation for Learning homepage is designed to motivate and inspire students to learning more about our Earth and how our everyday activities can affect it. By participating in the various projects, students are not only exploring core content areas such as literacy, math, science and social studies, but they are also acquiring critical thinking skills to assess themselves as learners and make informed decisions about the world around them. Please use the icons below to enter any of our current projects.
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Our K-8 Schools are Differentiated
Through Our Curriculum Delivery Model
• Utilize national network of schools to create extraordinary
"distance" learning experiences and student interactions
• Develop advanced skills to succeed in 21st century economy

NOBEL LEARNING COMMUNITIES INC.

CHESTERBROOK ACADEMY
A Nobel Learning Community

MERRYHILL SCHOOL
EST. 1949
A Nobel Learning Community

Houston Learning Academy
A Nobel Learning Community

CAMP ZONE
A Nobel Learning Communities Camp Program

Paladin Academy
A Nobel Learning Community

BRIGHTON SCHOOL
A Nobel Learning Community

Touchstone School
A Nobel Learning Community

EVERGREEN ACADEMY
A Nobel Learning Community

LAKE FOREST PARK MONTESSORI
A Nobel Learning Community

BETHESDA COUNTRY DAY SCHOOL
A NOBEL LEARNING COMMUNITY

Camelback Desert Schools
A Nobel Learning Community

THE TOWN & COUNTRY SCHOOL OF VIENNA
A Nobel Learning Community

North Raleigh Country Day School
A Nobel Learning Community

Enchanted Care
Learning Centers
KIDS' Campus
A Nobel Learning Community

THE HONOR ROLL SCHOOL
EST. 1991
A Nobel Learning Community

NOBEL LEARNING COMMUNITIES INC.
The Esther Peterson Child Development Center, DOL

DISCOVERY ISLE
CHILD DEVELOPMENT CENTER
A Nobel Learning Community

7 WE OPERATE UNDER MULTIPLE BRANDS East West Specialized Individual Market Brands

8 1 1 5 3 1 SCHOOL LOCATIONS BY STATE 1 8 9 38 2 6 14 7 2 16 19 19 25

1
2
Preschool
Preschool
Preschool
Preschool
Elementary/
Middle School
3
Enrichment Programs

9 NLCI GROWTH STRATEGY

Growth Source 2006 2007 2008 YTD
Comparable Schools
Tuition Increase 3.8% 3.8%
Enrollment Increase 0.6% 0.4%
Total 1.5% 4.4% 4.2%
New Schools 1 2 4
Acquisitions - Completed
Preschools 0 7 17
Before and After Programs 0 0 7
Elementary 0 1 2
NLCI GROWTH STRATEGY - EXECUTION
On pace to top $200mm in revenues for 1
st
time in Company history

11 NOBEL LEARNING COMMUNITIES, INC. Financial Results

Revenue Growth
• Sources of growth – tuition, enrollment, new facilities, acquisitions
• Strong recurring revenues – high student retention rate
Margin and Earnings Leverage Opportunity
• Margin expansion from comparable revenue growth
• $175,000 pretax income = $0.01 EPS
Attractive Cash Flow
• Generate cash before services delivered
• Modest capital requirements – real estate leased, not owned
Capital Structure Strength
• One class of common stock - 10,392,000 shares outstanding
• Dry powder - $75,000,000 revolving credit facility
KEY BUSINESS  CHARACTERISTICS

DOUBLE-DIGIT REVENUE GROWTH
Revenue should be reviewed in conjunction with the Financial Statements and Notes thereto filed with the SEC.
Comparable School Revenue
Growth
3.7%
1.5%
4.4%
4.9%
4.2%
2.8%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Revenue Growth   5.8%  3.9%   2.5%  13.0%      12.9%   11.4%
39 weeks
2007  2008
39 weeks
2007  2008
Net Revenue
$152
$158
$162
$183
$134
$149
$-
$50
$100
$150
$200

Gross Profit
2004
2005
2006
2007

Millions
2005
2006
2007

STRONG GROSS PROFIT AND NET INCOME GROWTH
Gross Profit and Net Income should be reviewed in conjunction with the Financial Statements, Notes and M,D&A filed with the SEC.
Net Income results for 2007 and  2005 are adjusted to remove non-recurring items in those respective fiscal periods.
Gross Profit / Gross Margin
$20.4
$22.0
$23.0
$27.5
$18.9
$21.0
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
Net Income
$3.4
$4.5
$5.8
$3.1
$4.3
$-
$1.4
$2.8
$4.3
$5.7
Gross Margin      13.5%   14.0%  14.2%  15.0%   14.1% 14.1%
CAGR  30.6%
39 weeks
2007  2008
39 weeks
2007  2008

Our execution provides leverage even with current
economic conditions
Comparable Schools
March 29,
2008
March 31,
2007
Increase
(Decrease)
Percent
Increase
(Decrease)
Thirteen Weeks
Revenue 50,043 $    48,792 $    1,251 $      2.6%
Personnel Costs 23,724       23,264       460             2.0
School Operating Costs 5,995         5,941         54               0.9
Rent and Other 11,629       11,188       441             3.9
Gross Profit 8,695 $      8,399 $      296 $         3.5%
Thirty-nine Weeks
Revenue 132,750 $  127,361 $  5,389 $      4.2%
Personnel Costs 63,781       61,685       2,096         3.4
School Operating Costs 17,746       17,623       123             0.7
Rent and Other 31,640       30,405       1,235         4.1
Gross Profit 19,583 $    17,648 $    1,935 $      11.0%

NOBEL LEARNING COMMUNITIES INC.

Earnings Per Share

Earnings Per Share

Fiscal Quarter - EPS
$(0.18)
$(0.11)
$(0.10)
$(0.03)
$0.10
$0.12
$0.15
$0.20
$0.15
$0.18
$0.21
$0.24
$0.20
$0.22
$0.25
$(0.20)
$(0.10)
$-
$0.10
$0.20
$0.30
2005 2006 2007 2008
Fiscal Year
Q1 Q2 Q3 Q4
STRONG EARNINGS TRENDS
Fiscal Year - EPS
$0.35
$0.44
$0.55
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
2005 2006 2007
Fiscal Year
Fiscal Year – July through June
CAGR  25.4%
EPS  should be reviewed in conjunction with the Financial Statements, Notes and M,D&A filed with the SEC.
EPS results for 2007 and  2005 are adjusted to remove non-recurring items in those respective fiscal periods.

Free Cash Flow = cash from operations less capital expenditures
LOW DEBT AND INCREASING CASH FLOW
Total Debt
$35.5
$25.3
$15.5
$13.2
$0.0
$17.3
$-
$10.0
$20.0
$30.0
$40.0
2003 2004 2005 2006 2007
Free Cash Flow
$8.3
$7.9
$3.1
$5.3
$11.5
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
CAGR  38.2%
3Q 08

• Education is a Growth Market
• Only Public Company in Preschool and K-8 Space
• Our Growth Produces Double-Digit Revenue and Earnings Growth
• Margin and Earnings Leverage
• Attractive Cash Flow
• Growth through Acquisitions
• Strong Capital Structure  – Dry Powder
INVESTMENT HIGHLIGHTS

19 NOBEL LEARNING COMMUNITIES, INC.